Filed pursuant to Rule 497(a)

File No. 333-173674

Rule 482ad

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Dwayne L. Hyzak, CFO and Senior Managing Director
dhyzak@mainstcapital.com
713-350-6000

Dennard Rupp Gray and Lascar, LLC
Ken Dennard / ksdennard@drg-l.com
Ben Burnham / bburnham@drg-l.com
713-529-6600

MAIN STREET CAPITAL ANNOUNCES THIRD QUARTER 2011
EARNINGS RELEASE AND CONFERENCE CALL SCHEDULE

ANNOUNCES PRELIMINARY ESTIMATE

OF THIRD QUARTER 2011 RESULTS

HOUSTON, October 18, 2011 – Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) today announced it will release third quarter 2011 financial results on Thursday, November 3, 2011, after the financial markets close.  In conjunction with the third quarter 2011 earnings release, Main Street has scheduled a conference call for Friday, November 4, 2011 at 10:00 a.m. Eastern Time.

What:	Main Street Capital Third Quarter 2011 Earnings Conference Call
When:	Friday, November 4, 2011 – 10:00 a.m. Eastern Time
How:

Live via phone by dialing 480-629-9722 or 877-941-0844 and quote passcode 4481831 at least 10 minutes prior to the start time, or via simultaneous webcast by logging into the investor relations section of the company’s web address below.

Where:	http://www.mainstcapital.com

A telephonic replay of the conference call will be available through November 11, 2011 and may be accessed by dialing 303-590-3030 and using the passcode 4481831.  An audio archive will also be available on the investor relations section of the company’s website at http://www.mainstcapital.com  shortly after the call and will be accessible for approximately 90 days.  For more information, please contact Ben Burnham with DRG&L at 713-529-6600 or email bburnham@drg-l.com.

PRELIMINARY ESTIMATE OF THIRD QUARTER 2011 RESULTS

Main Street also announced preliminary estimated ranges for distributable net investment income per share(1)(2) during the quarter ended September 30, 2011 of $0.43 to $0.46 per share and for net investment income per share(2) during the quarter ended September 30, 2011 of $0.41 to

$0.44 per share.  The estimated distributable net investment income per share and estimated net investment income per share ranges represent 43% to 53% and 46% to 57% increases, respectively, over the corresponding amounts for the third quarter 2010.  In addition, Main Street announced a preliminary estimate that its net asset value per share as of September 30, 2011 increased between 0.5% and 1.5% from its net asset value per share as of June 30, 2011.

The information furnished above is based on Main Street management’s preliminary determinations and current expectations, and such information is inherently uncertain.  The preliminary estimates are subject to completion of Main Street’s customary quarterly closing and review procedures, including the determination of the fair value of Main Street’s portfolio investments by the Main Street Board of Directors, and have not yet been approved by the Main Street Board of Directors.  As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during Main Street’s quarterly closing and review procedures and Main Street’s reported information in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 may differ from this information, and any such differences may be material.  In addition, the information furnished above does not include all of the information regarding Main Street’s financial condition and results of operations for the quarter ended September 30, 2011 that may be important to readers.  As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of Main Street’s full third quarter 2011 results when such results are disclosed by Main Street in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.  The information furnished in this press release is based on current Main Street management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies. Main Street’s lower middle market investments are made to support management buyouts, recapitalizations, growth financings and acquisitions of companies that operate in diverse industry sectors and generally have annual revenues ranging from $10 million to $100 million.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street also maintains a portfolio of privately placed, interest-bearing debt investments in middle market businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS AND OTHER MATTERS

This press release contains forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.

Main Street has an existing effective shelf registration statement on Form N-2 on file with the Securities and Exchange Commission relating to the offer and sale from time to time of shares of its common stock.  Investors are advised to carefully consider the investment objective, risks and charges and expenses of Main Street before investing.  The prospectus included in the shelf registration statement, together with any related prospectus supplement, contain this and other information about Main Street and should be read carefully before investing.  A copy of the prospectus and the related preliminary prospectus supplement may be obtained by contacting Main Street.

(1)          Distributable net investment income per share is net investment income per share as determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, excluding the per share impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income per share is a useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income per share is a non-GAAP measure and should not be considered as a replacement to net investment income per share and other earnings measures presented in accordance with GAAP.  Instead, distributable net investment income per share should be reviewed only in connection with such GAAP measures in analyzing Main Street’s financial performance.  In order to reconcile estimated distributable net investment income per share to estimated net investment income per share in accordance with GAAP, $0.02 to $0.03 per share of estimated share-based compensation expense is added back to estimated net investment income per share.

(2)          Per share amounts exclude the earnings attributable to the remaining noncontrolling equity interest in Main Street’s majority owned subsidiary, Main Street Capital II, LP, not owned by Main Street.

# # #